                                                                   Exhibit 10.32


                                LEASE AGREEMENT

                                 BY AND BETWEEN

                         AETNA LIFE INSURANCE COMPANY,
                           a Connecticut corporation

                                  AS LANDLORD

                                      and

                         MOLECULAR DEVICES CORPORATION,
                            a California corporation

                                   AS TENANT

                               Dated May 26, 2000

                               TABLE OF CONTENTS


                                                                            Page
Basic Lease Information ..................................................... iv
1.  Demise ..................................................................  1
2.  Premises ................................................................  1
3.  Term ....................................................................  2
4.  Rent ....................................................................  2
5.  Utility Expenses ........................................................  6
6.  Late Charge .............................................................  6
7.  Security Deposit ........................................................  7
8.  Use of Premises .........................................................  7
9.  Acceptance of Premises ..................................................  9
10. Surrender ...............................................................  9
11. Alterations and Additions ............................................... 10
12. Maintenance and Repairs of Premises ..................................... 12
13. Landlord's Insurance .................................................... 13
14. Tenant's Insurance ...................................................... 14
15. Indemnification ......................................................... 15
16. Subrogation ............................................................. 16
17. Signs ................................................................... 16
18. Free From Liens ......................................................... 16
19. Entry By Landlord ....................................................... 17
20. Destruction and Damage .................................................. 17
21. Condemnation ............................................................ 19
22. Assignment and Subletting ............................................... 20

23.  Tenant's Default ......................................................  22
24.  Landlord's Remedies ...................................................  24
25.  Landlord's Right to Perform Tenant's Obligations ......................  26
26.  Attorneys' Fees .......................................................  27
27.  Taxes .................................................................  27
28.  Effect of Conveyance ..................................................  27
29.  Tenant's Estoppel Certificate .........................................  28
30.  Subordination .........................................................  28
31.  Environmental Covenants ...............................................  29
32.  Notices ...............................................................  32
33.  Waiver ................................................................  32
34.  Holding Over ..........................................................  33
35.  Successors and Assigns ................................................  33
36.  Time ..................................................................  33
37.  Brokers ...............................................................  33
38.  Limitation of Liability ...............................................  33
39.  Financial Statements ..................................................  34
40.  Rules and Regulations .................................................  34
41.  Mortgagee Protection ..................................................  34
42   Entire Agreement ......................................................  35
43.  Interest ..............................................................  35
44.  Construction ..........................................................  35
45.  Representations and Warranties of Tenant ..............................  35
46.  Security ..............................................................  36
47.  Jury Trial Waiver .....................................................  36

48.   Option to Renew...............................................  36

49.   Right of First Offer..........................................  37

            Exhibit

               A        Rules and Regulations

               B        Hazardous Materials Disclosure Certificate

               C        Form of Tenant Estoppel Certificate

                                LEASE AGREEMENT

                            BASIC LEASE INFORMATION

--------------------------------------------------------------------------------
               Lease Date:    May 26, 2000
--------------------------------------------------------------------------------
                 Landlord:    AETNA LIFE INSURANCE COMPANY,
                              a Connecticut corporation
--------------------------------------------------------------------------------
       Landlord's Address:    c/o UBS Brinson Realty Investors LLC
                              455 Market Street, Suite 1540
                              San Francisco, California 94105
                              Attention: Asset Manager
                                         Moffett Park
--------------------------------------------------------------------------------
                              All notices sent to Landlord under this Lease shall be sent to the above address, with copies to:

                                    Insignia/ESG of California, Inc.
                                    160 West Santa Clara Street, Suite 1350
                                    San Jose, California 95113
                                    Attention: Property Manager
                                               Moffett Park
--------------------------------------------------------------------------------
                   Tenant:    Molecular Devices Corporation,
                              a California corporation
--------------------------------------------------------------------------------
  Tenant's Contact Person:    Tim Harkness
--------------------------------------------------------------------------------
         Tenant's Address:    1311 Orleans Drive
                              Sunnyvale, California 94089
--------------------------------------------------------------------------------
  Premises Square Footage:    Approximately sixty thousand sixty-one (60,061)
                              rentable square feet
--------------------------------------------------------------------------------
         Premises Address:    1311 Orleans Drive
                              Sunnyvale, California
--------------------------------------------------------------------------------
                  Project:    1311 Orleans Drive, Sunnyvale, California,
                              together with the land on which the Project is
                              situated and all Common Areas
--------------------------------------------------------------------------------
 Building (if not the same
          as the Project):    Same as the Project
--------------------------------------------------------------------------------
           Length of Term:    Seventy-two (72) months
--------------------------------------------------------------------------------

        Commencement Date:    November 1, 2001
--------------------------------------------------------------------------------
          Expiration Date:    October 31, 2007
--------------------------------------------------------------------------------

        Monthly Base Rent:    Months         Monthly Base Rent
-------------------------------------------------------------------------------------
                               1 - 12         $240,244.00
-------------------------------------------------------------------------------------
                              13 - 24         $249,853.76
-------------------------------------------------------------------------------------
                              25 - 36         $259,847.91
-------------------------------------------------------------------------------------
                              37 - 48         $270,241.83
-------------------------------------------------------------------------------------
                              49 - 60         $281,051.50
-------------------------------------------------------------------------------------
                              61 - 72         $292,293.56
-------------------------------------------------------------------------------------
         Security Deposit:    Two Hundred Ninety-Two Thousand Two Hundred
                              Ninety-Three and 56/100 Dollars ($292,293.56)
-------------------------------------------------------------------------------------
            Permitted Use:    General office or laboratory research and development
                              facility, including wet chemistry, manufacturing and
                              biology labs, clean rooms and instrument assembly
-------------------------------------------------------------------------------------
Unreserved Parking Spaces:    All nonexclusive and undesignated parking spaces
                              located on the Project
-------------------------------------------------------------------------------------
    Alterations Allowance:    Three Hundred Thousand Three Hundred Five Dollars
                              ($300,305.00)
-------------------------------------------------------------------------------------
                Broker(s):    Insignia/ESG of California, Inc. and CPS
                              (collectively, Landlord's Broker)

                              Cresa Partners (Tenant's Broker)
-------------------------------------------------------------------------------------

                                LEASE AGREEMENT

                            BASIC LEASE INFORMATION

                  Lease Date:    May 26, 2000
--------------------------------------------------------------------------------
                    Landlord:    AETNA LIFE INSURANCE COMPANY,
                                 a Connecticut corporation
--------------------------------------------------------------------------------
          Landlord's Address:    c/o UBS Brinson Realty Investors LLC
                                 455 Market Street, Suite 1540
                                 San Francisco, California 94105
                                 Attention:   Asset Manager
                                              Moffett Park
--------------------------------------------------------------------------------
                                 All notices sent to Landlord under this Lease
                                 shall be sent to the above address, with copies
                                 to:

                                     Insignia/ESG of California, Inc.
                                     160 West Santa Clara Street, Suite 1350
                                     San Jose, California 95113
                                     Attention:   Property Manager
                                                  Moffett Park
--------------------------------------------------------------------------------
                      Tenant:    Molecular Devices Corporation,
                                 a California corporation
--------------------------------------------------------------------------------
     Tenant's Contact Person:    Tim Harkness
--------------------------------------------------------------------------------
            Tenant's Address:    1311 Orleans Drive
                                 Sunnyvale, California 94089
--------------------------------------------------------------------------------
     Premises Square Footage:    Approximately sixty thousand sixty-one (60,061)
                                 rentable square feet
--------------------------------------------------------------------------------
            Premises Address:    1311 Orleans Drive
                                 Sunnyvale, California
--------------------------------------------------------------------------------
                     Project:    1311 Orleans Drive, Sunnyvale, California,
                                 together with the land on which the Project is
                                 situated and all Common Areas
--------------------------------------------------------------------------------
Building (if not the same as
                the Project):    Same as the Project
--------------------------------------------------------------------------------
              Length of Term:    Seventy-two (72) months
--------------------------------------------------------------------------------

        Commencement Date:   November 1, 2001
--------------------------------------------------------------------------------
          Expiration Date:   October 31, 2007
--------------------------------------------------------------------------------

        Monthly Base Rent:   Months         Monthly Base Rent
--------------------------------------------------------------------------------
                              1 - 12           $240,244.00
--------------------------------------------------------------------------------
                             13 - 24           $249,853.76
--------------------------------------------------------------------------------
                             25 - 36           $259,847.91
--------------------------------------------------------------------------------
                             37 - 48           $270,241.83
--------------------------------------------------------------------------------
                             49 - 60           $281,051.50
--------------------------------------------------------------------------------
                             61 - 72           $292,293.56

--------------------------------------------------------------------------------
          Security Deposit:  Two Hundred Ninety-Two Thousand Two Hundred Ninety-
                             Three and 56/100 Dollars ($292,293.56)
--------------------------------------------------------------------------------
             Permitted Use:  General office or laboratory research and
                             development facility, including wet chemistry, manufacturing and biology labs, clean rooms and instrument assembly
--------------------------------------------------------------------------------
 Unreserved Parking Spaces:  All nonexclusive and undesignated parking spaces located on the Project
--------------------------------------------------------------------------------
     Alterations Allowance:  Three Hundred Thousand Three Hundred Five Dollars
                             ($300,305.00)
--------------------------------------------------------------------------------
                 Broker(s):  Insignia/ESG of California, Inc. and CPS
                             (collectively, Landlord's Broker)
--------------------------------------------------------------------------------
                             Cresa Partners (Tenant's Broker)
improvements therefrom; (d) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof, and (e) do and perform any other acts or make any other changes in, to or with respect to the Common Areas and the Project as Landlord may, in its sole discretion, deem to be appropriate; provided, however, that Landlord shall not unreasonably interfere with Tenant's use and occupancy of the Premises (or reduce the number of parking spaces by more than five percent (5%) of the number provided to Tenant on the date of this Lease) in the exercise of its rights hereunder.

3.   TERM

     The term of this Lease (the "TERM") shall be for the period of months specified in the Basic Lease Information, commencing on November 1, 2001 (the "COMMENCEMENT DATE") and expiring on October 31, 2007 (the "EXPIRATION DATE").

4.   RENT

     (a) BASE RENT. Tenant shall pay to Landlord, in advance on the first day of each month, without further notice or demand and without offset, rebate, credit or deduction for any reason whatsoever, the monthly installments of rent specified in the Basic Lease Information (the "BASE RENT").

     (b) ADDITIONAL RENT. This Lease is intended to be a triple-net Lease with respect to Landlord; and subject to Paragraph 12(b) below, the Base Rent owing hereunder is (i) to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Project and the Building, and (ii) not to be reduced, offset or diminished, directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Project or any part thereof. The provisions of this Paragraph 4(b) for the payment of Expenses as hereinafter defined) are intended to pass on to Tenant all such costs and expenses. In addition to the Base Rent, Tenant shall pay to Landlord, in accordance with this Paragraph 4, all costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof (collectively, the "EXPENSES"), including, without limitation, all the following items (the "ADDITIONAL RENT"):

          (i) Taxes and Assessments. All real estate taxes and assessment, which shall include any form of tax, assessment, fee, license fee, business license fee, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (A) determined by the area of the Premises, the Building and/or the Project or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of Rent and/or other sums due under this Lease; (B) upon any legal or equitable interest of Landlord in the Premises, the Building and/or the Project or any part thereof; (C) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building and/or the Project; (D) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building and/or the Project, whether or not now customary or within the contemplation of the parties; or (E) surcharged against the parking area. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to any cause whatsoever are to be included within the definition of real property taxes for purposes of this Lease. "TAXES AND ASSESSMENTS" shall also include legal and consultants' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce taxes, Landlord specifically reserving the right, but not the obligation, to contest by appropriate legal proceedings the amount or validity of any taxes.

       (ii) Insurance. All insurance premiums for the Building and/or the Project or any part thereof, including premiums for "all risk" fire and extended coverage insurance, commercial general liability insurance, rent loss or abatement insurance, earthquake insurance, flood or surface water coverage, and other insurance as Landlord deems necessary in its sole discretion, and any deductibles paid under policies of any such insurance.

       (iii) Utilities. The cost of all Utilities (as hereinafter defined) serving the Premises, the Building and the Project that are not separately metered to Tenant, any assessments of charges for Utilities or similar purposes included within any tax bill for the Building or the Project, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges and any penalties (if a result of Tenant's delinquency) related thereto, and any amounts, taxes, charges, surcharges, assessments or impositions levied, assessed or imposed upon the Premises, the Building or the Project or any part thereof, or upon Tenant's use and occupancy thereof, as a result of any rationing of Utility services or restriction on Utility use affecting the Premises, the Building and/or the Project, as contemplated in Paragraph 5 below (collectively, "UTILITY EXPENSES").

       (iv) Common Area Expenses. All costs to operate, maintain, repair, replace, supervise, insure and administer the Common Areas, including supplies, materials, labor and equipment used in or related to the operation and maintenance of the Common Areas, including parking areas (including, without limitation, all costs of resurfacing and restriping parking areas), signs and directories on the Building and/or the Project, landscaping (including maintenance contracts and fees payable to landscaping consultants), amenities, sprinkler systems, sidewalks, walkways, driveways, curbs, lighting systems and security services, if any, provided by Landlord for the Common Areas, and any charges, assessments, costs or fees levied by any association or entity of which the Project or any part thereof is a member or to which the Project or any part thereof is subject.

       (v) Parking Charges. Any parking charges or other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer in connection with the use or occupancy of the Building or the Project.

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information attached to this Lease Agreement ("BASIC LEASE INFORMATION") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibits, the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "LEASE".

1.   DEMISE

     In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD the Premises described below (the "PREMISES"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

2.   PREMISES

     The Premises demised by this Lease is located in that certain building (the "BUILDING") specified in the Basic Lease Information, which Building is located in that certain real estate development (the "PROJECT") specified in the Basic Lease Information. The Premises has the address and contains the square footage specified in the Basic Lease Information; provided, however, that any statement of square footage set in this Lease, or that may have been used in calculating any of the economic terms hereof, is an approximation which Landlord and Tenant agree is reasonable, and no economic terms based thereon shall be subject to revision whether or not the actual footage is more or less. Tenant shall have the non-exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), except that, with respect to parking, Tenant shall have only a license to use the parking spaces in the Project's parking areas (the "PARKING AREAS"); provided, however, that Landlord shall not be required to enforce Tenant's right to use such parking spaces; and provided, further, that the parking spaces allocated to Tenant hereunder shall be reduced in the event any of the parking spaces in the Parking Areas are taken or otherwise eliminated as a result of any Condemnation (as hereinafter defined) or casualty event affecting such Parking Areas. No easement for light or air is incorporated in the Premises. For purposes of this Lease, the term "COMMON AREAS" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Project that are provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other tenants of the Project and their respective employees, guests and invitees.

     Landlord has the right, in its sole discretion, from time to time, to: (a) make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, ingress, egress, direction of driveways, entrances, corridors and walkways; (b) close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) add additional buildings and improvements to the Common Areas or remove existing buildings or

          (vi) Maintenance and Repair Costs. Except for costs which are the responsibility of Landlord pursuant to Paragraph 12(b) below, all costs to maintain, repair, and replace the Premises, the Building and/or the Project or any part thereof, including, without limitation, (A) all costs paid under maintenance, management and service agreements such as contracts for janitorial, security and refuse removal, (B) all costs to maintain, repair, and replace the roof coverings of the Building or the Project or any part thereof,
(C) all costs to maintain, repair and replace the heating, ventilating, air conditioning, plumbing, sewer, drainage, electrical, fire protection, life safety and security systems and other mechanical and electrical systems and equipment serving the Premises, the Building and/or the Project or any part thereof (collectively, the "SYSTEMS"), and (D) all costs and expenses incurred in causing the Project to be Year 2000 Compliant (as defined below). "YEAR 2000 COMPLIANT" shall mean that all Systems containing or using computers or other information technology will function without material error or interruption resulting from the date change from year 1999 to year 2000, to the extent that information technology of third parties properly communicates date/time data with the Systems.

          (vii) Life Safety Costs. All costs to install, maintain, repair and replace all life safety systems, including, without limitation, all fire alarm systems, serving the Premises, the Building and/or the Project or any part thereof (including all maintenance contracts and fees payable to life safety consultants) whether such systems are or shall be required by Landlord's insurance carriers, Laws (as hereinafter defined) or otherwise.

          (viii) Management and Administration. All costs for management and administration of the Premises, the Building and/or the Project or any part thereof, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Project.

          Notwithstanding anything in this Paragraph 4(b) to the contrary, with respect to all sums payable by Tenant as Additional Rent under this Paragraph 4(b) for the replacement of any item or the construction of any new item in connection with the physical operation of the Premises, the Building or the Project (i.e., HVAC, roof membrane or coverings and parking area) which is capital item the replacement of which would be capitalized under Landlord's commercial real estate accounting practices, Tenant shall be required to pay only the prorata share of the cost of the item falling due within the Term (including any Renewal Term) based upon the amortization of the same over the useful life of such item, as determined in accordance with generally accepted accounting principles consistently applied ("GAAP").

     (c)  PAYMENT OF ADDITIONAL RENT.

          (i) Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Additional Rent for the period between the Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. If at any time or times Landlord determines that the amounts payable under Paragraph 4(b) for the current year will vary from Landlord's estimate given to Tenant, Landlord, by notice to Tenant, may revise the estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate. By April 1 of each calendar year, Landlord shall endeavor to provide to Tenant a statement (each, an "EXPENSE STATEMENT") showing the actual Additional Rent due to Landlord for the prior calendar year, to be prorated during the first year from the Commencement Date. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within ten(10) days after receipt of such Expense Statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due.

          (ii) Landlord's then-current annual operating and capital budgets for the Building and the Project or the pertinent part thereof shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment. Failure of Landlord to submit Expense Statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

     (d) AUDIT RIGHTS. Provided that Tenant is not in Default under the terms of this Lease (nor is any event then occurring and continuing which with the giving of notice of the passage of time, or both, would constitute a Default hereunder), Tenant shall have the right at its sole cost and expense within thirty (30) days after the delivery of the applicable Expense Statement to review and audit Landlord's books and records regarding such Expense Statement for the sole purpose of determining the accuracy of such Expense Statement. Such review or audit shall be performed by a nationally recognized accounting firm that calculates its fees with respect to hours actually worked and that does not discount its time or rate (as opposed to a calculation based upon percentage of recoveries or other incentive arrangement), shall take place during normal business hours in the office of Landlord or Landlord's property manager and shall be completed within three (3) business days after the commencement thereof. If Tenant does not so review or audit Landlord's books and records, Landlord's Expense Statement shall be final and binding upon Tenant. In the event that Tenant determines on the basis of its review of Landlord's books and records that the amount of Expenses paid by Tenant pursuant to this Paragraph 4(d) for the period covered by such Expense Statement is less than or greater than the actual amount properly payable by Tenant under the terms of this Lease, Tenant shall promptly pay any deficiency to Landlord or, if Landlord concurs with the results of such audit, Landlord shall promptly refund any excess payment to Tenant, as the case may be.

     (e) GENERAL PAYMENT TERMS. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder, including, without limitation, any late charges assessed pursuant to Paragraph 6 below and any interest assessed pursuant to Paragraph 43 below, are referred to as the "RENT". All Rent shall be paid without deduction, offset or abatement in lawful money of the United States of America. Checks are to be made payable to Aetna Life Insurance Company and shall be mailed to: Aetna Life Insurance Company, c/o Moffett Park, Department No.0394, Los Angeles, California 90084-0394, or to such other person or place as Landlord may,from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty(30)day month.

5. UTILITY EXPENSES

     (a) Tenant shall pay the cost of all water,sewer use, sewer discharge fees and permit costs and sewer connection fees, gas, heat, electricity, refuse pick-up, janitorial service, telephone and all materials and services or other utilities (collectively, "UTILITIES") billed or metered separately to the Premises and/or Tenant, together with all taxes, assessments, charges and penalties added to or include within such cost. Tenant acknowledges that the Premises, the Building and/or the Project may become subject to the rationing of Utility services of restrictions on Utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord,tenant, the Premises, the Building and/or the Project, the Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by tenant by reason of any such rationing or restrictions. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of rationing, restrictions or Laws.

     (b) Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, failure of Utilities due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs,alterations, improvements, or due to accident,strike, or conditions or other events shall be deemed an eviction of Tenant or relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage, or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises, the Building, or the Project.

6. LATE CHARGE

     Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent within three (3) days after their due date, then Tenant shall pay to the Landlord a late charge equal to ten percent(10%) of such overdue amount, plus any costs and attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. Landlord and Tenant hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and shall not be construed as a penalty. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

               Initials:
                         -----------------        ------------------
                            Landlord                   Tenant

7.   SECURITY DEPOSIT

     Prior to the date hereof, Tenant has delivered a Security Deposit to Landlord in the amount of Forty-Five Thousand Forty-Five and 75/100 Dollars ($45,045.75) in accordance with the terms and provisions of the Prior Lease (as hereinafter defined). Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord additional funds such that the total Security Deposit held by Landlord equals the amount specified in the Basic Lease Information as security for the full and faithful performance of each and every term, covenant and condition of this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary (a) to remedy Tenant's default in the payment of any Rent, (b) to repair damage to the Premises caused by Tenant, (c) to clean the Premises upon termination of this Lease, (d) to reimburse Landlord for the payment of any amount which Landlord may reasonably spend or be required to spend by reason of Tenant's default, or (e) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Should Tenant faithfully and fully comply with all of the terms, covenants and conditions of this Lease, within thirty (30) days following the expiration of the Term, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on such deposit. If Landlord so uses or applies all or any portion of said deposit, within five (5) days after written demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Tenant's failure to do so shall be a default under this Lease. In the event Landlord transfers its interest in this Lease, Landlord shall transfer the then remaining amount of the Security Deposit to Landlord's successor in interest, and thereafter Landlord shall have no further liability to Tenant with respect to such Security Deposit.

8.   USE OF PREMISES

     (a) PERMITTED USE. The use of the Premises by Tenant and Tenant's agents, advisors, employees, partners, shareholders, directors, invitees and independent contractors (collectively, "TENANT'S AGENTS") shall be solely for the Permitted Use specified in the Basic Lease Information and for no other use. Tenant shall not permit any objectionable or unpleasant odor, smoke, dust, gas, noise or vibration to emanate from or near the Premises. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by Laws, for any purpose that would invalidate the insurance or increase the premiums for insurance on the Premises, the Building or the Project or for any purpose or in any manner that would interfere with other tenants' use or occupancy of the Project. Tenant agrees to pay Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or any other use or action by Tenant or Tenant's Agents which increases Landlord's premiums or requires additional coverage by Landlord to insure the Premises. Tenant agrees not to overload the floor(s) of the Building.

     (b) COMPLIANCE WITH GOVERNMENTAL REGULATIONS AND PRIVATE RESTRICTIONS. Tenant and Tenant's Agents shall, at Tenant's expense, faithfully observe and comply with (i) all municipal, state and federal laws, statutes, codes, rules, regulations, ordinances, requirements, and orders (collectively, "LAWS"), now in force or which may hereafter be in force pertaining to the Premises or Tenant's use of the Premises, the Building or the Project, including, without limitation, any Laws requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, and removal of asbestos, whether substantial in cost or otherwise; provided, however, that except provided in Paragraph 8(c) below, Tenant shall not be required to make or, except as provided in Paragraph 4 above, pay for, structural changes to the Premises or the Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request; and provided, further, that Tenant shall not be required to remove any asbestos from the Premises, unless such asbestos was placed on the Premises by Tenant or Tenant's Agents; (ii) all recorded covenants, conditions and restrictions affecting the Project ("PRIVATE RESTRICTIONS") now in force or which may hereafter be in force; and (iii) any and all rules and regulations set forth in EXHIBIT A and any other rules and regulations now or hereafter promulgated by Landlord related to parking or the operation of the Premises, the Building and/or the Project (collectively, the "RULES AND REGULATIONS"). The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

     (c) COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT. Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Project may be subject to, among other Laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. Section 12101 et seq., including, but not limited to, Title III thereof, and all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Alterations to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Alterations. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Alterations strictly complies with all requirements of the ADA. Subject to reimbursement pursuant to Paragraph 4 above, if any barrier removal work or other work is required to the Building, the Common Areas or the Project under the ADA, then such work shall be responsibility of Landlord; provided, however, that if such work is required under the ADA as a result of Tenant's use of the Premises or any work or Alteration (as hereinafter defined) made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including, without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the

Premises, the Building or the Project; any claims made or threatened orally or in writing regarding noncompliance with the ADA and relating to any portion of the Premises, the Building, or the Project; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's agents, advisors, employees, partners, shareholders, directors, invitees and independent contractors (collectively, "LANDLORD'S AGENTS") harmless and indemnify Landlord and Landlord's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Agents' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

9.   ACCEPTANCE OF PREMISES

     Tenant has been in possession of the Premises prior to the Commencement Date under that certain Lease Agreement dated January 17, 1994 (the "PRIOR LEASE"). Tenant shall continue to occupy the Premises in its "AS IS" condition from and after the Commencement Date under the terms of this Lease, and Landlord shall have no obligation to improve, remodel or otherwise alter the Premises at any time during the Term. By its execution hereof, Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

10.  SURRENDER

     Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damages by acts of God, fire, and normal wear and tear excepted), but with all carpets cleaned and all floors in "broom clean" condition, and (b) otherwise in accordance with Paragraph 31(h). Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains on any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or sooner termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Project and repair any damage caused by such removal, and (ii) except as provided in the last sentence of this Paragraph 10, Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant at Tenant's expense to remove any or all Alterations and to repair any damage caused by such removal. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 10 and Paragraph 31(h) below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Paragraph 34 below) until the Premises are so surrendered in accordance with said Paragraphs, and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs. Notwithstanding the terms of this Paragraph 10, if Tenant made Alterations to the Premises during the term of the Prior Lease, and if at the time such Alterations were made, Landlord did not inform Tenant that such Alterations would be required to be removed at the expiration of the Term, then Tenant shall be entitled to leave such Alterations in the Premises upon the expiration or sooner termination of this Lease and Landlord shall not have the right to require removal in accordance with clause
(ii) above of this Paragraph 10.

11.  ALTERATIONS AND ADDITIONS

     (a) Tenant shall not make, or permit to be made, any alteration, addition or improvement (hereinafter referred to individually as an "ALTERATION" and collectively as the "ALTERATIONS") to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right in it sole and absolute discretion to consent or to withhold its consent to any Alteration which affects the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof (collectively, "STRUCTURAL ALTERATIONS"). Notwithstanding the foregoing, Tenant shall have the right to make Alterations (specifically excluding, however, Structural Alterations) to the Premises with prior notice to but without the consent of Landlord, provided that such Alterations are constructed and performed in full compliance with the terms of Paragraphs 11(b) through (g) and do not exceed five thousand dollars ($5,000.00) in cost on an individual basis or fifteen thousand dollars ($15,000.00) in the aggregate over the Term of this Lease.

     (b) Any Alteration to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable Laws and all requirements requested by Landlord, including, without limitation, the requirements of any insurer providing coverage for the Premises or the Project or any part thereof, and in accordance with plans and specifications approved in writing by Landlord, and shall be constructed and installed by a contractor approved in writing by Landlord. As a further condition to giving consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in form acceptable to Landlord, in a principal amount not less than one and one-half times the estimated costs of such Alterations, to ensure Landlord against any liability for mechanic's and materialmen's liens and to ensure completion of work. Before Alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the Alterations begin, Tenant will diligently and continuously pursue their completion. Landlord may monitor construction of the Alterations and Tenant shall reimburse Landlord for its costs (including, without limitation, the costs of any construction manager retained by Landlord) in reviewing plans and documents and in monitoring construction; provided, however, that such costs shall not exceed five percent (5%) of the total cost ("hard" and "soft" costs) of the applicable Alterations. Tenant shall maintain during the course of construction, at its sole cost and expense, builders' risk insurance for the amount of the completed value of the Alterations on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as Landlord shall reasonably require in connection with the Alterations. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming Landlord, Landlord's investment advisor and agent, UBS Brinson Realty Investors LLC, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00).

     (c) Excluding any Specialized Laboratory Equipment (as hereinafter defined), all Alterations, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises or the Building, shall at once be and become the property of Landlord, and shall not be deemed trade fixtures or Tenant's Property. If requested by Landlord, Tenant will pay, prior to the commencement of construction, an amount determined by Landlord necessary to cover the costs of demolishing such Alterations and/or the cost of returning the Premises and the Building to its condition prior to such Alterations.

     (d) No private telephone systems and/or other related computer or telecommunications equipment or lines may be installed without Landlord's prior written consent, which consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to the installation of any such systems, equipment or lines which affect the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof. If Landlord gives such consent, all equipment must be installed within the Premises and, at the request of Landlord made at any time prior to the expiration of the Term, removed upon the expiration or sooner termination of this Lease and the Premises restored to the same condition as before such installation.

     (e) Notwithstanding anything herein to the contrary, before installing any equipment or lights which generate an undue amount of heat in the Premises, or if Tenant plans to use any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord, which permission shall not be unreasonably withheld; provided, however, that Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems necessitated by such equipment.

     (f) Tenant agrees not to proceed to make any Alterations, notwithstanding consent from Landlord to do so, until Tenant notifies Landlord in writing of the date Tenant desires to commence construction or installation of such Alterations and Landlord has approved such date in writing, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

     (g) Promptly following the Commencement Date, Landlord shall provide an allowance (the "ALTERATIONS ALLOWANCE") to Tenant in the amount specified in the Basic Lease Information to reimburse Tenant for costs actually incurred for the planning and construction of Alterations made by Tenant to the Premises between the date of this Lease and the Commencement Date (the "PRE-COMMENCEMENT ALTERATIONS"). The Alterations Allowance shall be the maximum contribution by Landlord toward the cost of the Pre-Commencement Alterations. Landlord shall disburse the Alterations Allowance to Tenant following the completion of the Pre-Commencement Alterations, the inspection of the same by Landlord and the review and approval by Landlord of invoices, lien waivers, certificates of occupancy and other documentation required by Landlord to substantiate the cost of the Pre-Commencement Alterations and the completion thereof in a lien-free manner and in accordance with all Laws, the requirements of Paragraph 11 of the Prior Lease and any additional requirements set forth in this Paragraph 11. Notwithstanding the foregoing, Landlord's obligation to provide the Alterations Allowance to Tenant shall terminate on the thirtieth (30th) day after the Commencement Date and any portion of the Alterations Allowance which remains undisbursed to Tenant as of such date shall no longer be available for disbursement to Tenant.

12.  MAINTENANCE AND REPAIRS OF PREMISES

     (a) MAINTENANCE BY TENANT. Throughout the Term, Tenant shall, at its sole expense, (i) keep and maintain in good order and condition the Premises, and repair and replace every part thereof, including glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers; interior lighting (including, without limitation, light bulb and ballasts), the plumbing and electrical systems exclusively serving the Premises, all communications systems serving the Premises, Tenant's signage, interior demising walls and partitions, equipment, interior painting and interior walls and floors, and the roll-up doors, ramps and dock equipment, including, without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights located in or on the Premises (excepting only those portions of the Building or the Project to be maintained by Landlord, as provided in Paragraph 12(b) below),
(ii) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (iii) keep and maintain in good order and condition, repair and replace all of Tenant's security systems in or about or serving the Premises and, except to the extent that Landlord notifies Tenant in writing of its intention to arrange for such monitoring, cause the fire alarm systems serving the Premises to be monitored by a monitoring or protective services firm approved by Landlord in writing. Tenant shall not do nor shall Tenant allow Tenant's Agents to do anything to cause any damage, deterioration or unsightliness to the Premises, the Building or the Project.

     (b) MAINTENANCE BY LANDLORD. Subject to the provisions of Paragraphs 12(a), 20 and 21, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for the cost and expense of the following items, Landlord agrees to repair and maintain the following items: the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs resulting from the presence of such additional equipment); the Systems serving the Premises and the Building, excluding the plumbing and electrical systems exclusively serving the Premises; and the Parking Areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Subject to the provisions of Paragraphs 12(a), 20 and 21, Landlord, at its own cost and expense, agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls). Notwithstanding anything in this Paragraph 12 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or Tenant's Agents and to restore the Premises, the Building and/or the Project, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time to perform such repair and maintenance. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition.

     (c) TENANT'S WAIVER OF RIGHTS. Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

13.  LANDLORD'S INSURANCE

     Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building and the Project. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable fire and commercial general liability insurance, covering the Building and the Project. Landlord, at Tenant's cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve
(12) months if the Premises, the Building or the Project or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

14.   TENANT'S INSURANCE

      (a) COMMERCIAL GENERAL LIABILITY INSURANCE. Tenant shall, at Tenant's expense, secure and keep in force a "broad form" commercial general liability insurance and property damage policy covering the Premises, insuring Tenant, and naming Landlord, Landlord's investment advisors and agents from time to time, including, without limitation, UBS Brinson Realty Investors LLC, and Landlord's lenders as additional insureds, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, shall include an extended liability endorsement providing contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Three Million Dollars ($3,000,000.00). Landlord may from time to time require reasonable increases in any such limits if Landlord believes that additional coverage is necessary or desirable. The limit of any insurance shall not limit the liability of Tenant hereunder. No policy maintained by Tenant under this Paragraph 14(a) shall contain a deductible greater than Two Thousand Five Hundred Dollars ($2,500.00). No policy shall be cancelable or subject to reduction of coverage without thirty (30) days' prior written notice to Landlord, and loss payable clauses shall be subject to Landlord's approval. Such policies of insurance shall be issued as primary policies and not contributing with or in excess or coverage that Landlord may carry, by an insurance company authorized to do business in the State of California for the issuance of such type of insurance coverage and rated A:XIII or better in Best's Key Rating Guide.

      (b) PERSONAL PROPERTY INSURANCE. Tenant shall maintain in full force and effect on all of its personal property, furniture, furnishings, trade or business fixtures and equipment, including, without limitation, all specialized laboratory equipment (collectively, "SPECIALIZED LABORATORY EQUIPMENT") such as lab benches, fume hoods, cold rooms and specialized processing equipment (collectively, "TENANT'S PROPERTY") in the Premises, a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of the full replacement cost thereof. No such policy shall contain a deductible greater than Two Thousand Five Hundred Dollars ($2,500.00). During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions.

      (c) WORKER'S COMPENSATION INSURANCE; EMPLOYER'S LIABILITY INSURANCE. Tenant shall, at Tenant's expense, maintain in full force and effect worker's compensation insurance with not less than the minimum limits required by law, and employer's liability insurance with a minimum limit of coverage of One Million Dollars ($1,000,000.00).

      (d) EVIDENCE OF COVERAGE. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancellable or otherwise subject to modification except after thirty (30) days' prior written notice to Landlord and the other parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord).

15.  INDEMNIFICATION

     (a) OF LANDLORD. Tenant shall indemnify and hold harmless Landlord and Landlord's Agents against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (i) the use of the Premises, the Building or the Project by Tenant or Tenant's Agents, or from any activity done, permitted or suffered by Tenant or Tenant's Agents in or about the Premises, the Building or the Project, and (ii) any act, neglect, fault, willful misconduct or omission of Tenant or Tenant's Agents, or from any breach or default in the terms of this Lease by Tenant or Tenant's Agents, and (iii) any action or proceeding brought on account of any matter in items (i) or (ii). If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby releases Landlord and Landlord's Agents from responsibility for, waives its entire claim of recovery for and assumes all risk of (A) damage to property or injury to persons in or about the Premises, the Building or the Project from any cause whatsoever (except that which is caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), or (B) loss resulting from business interruption or loss of income at the Premises. The obligations of Tenant under this Paragraph 15(a) shall survive any termination of this Lease.

     (b) OF TENANT. Landlord shall indemnify and hold harmless Tenant against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (i) the gross negligence of Landlord or from any breach or default in the terms of this Lease by Landlord (if such breach or default has persisted for an unreasonable period of time after written notice of such failure), and
(ii) any action or proceeding brought on account of any matter in item (i). If any action or proceeding is brought against Tenant by reason of any such claim, upon notice from Tenant, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant. The obligations of Landlord under this Paragraph 15(b) shall survive any termination of this Lease.

     (c) NO IMPAIRMENT OF INSURANCE. The foregoing indemnities shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

16.  SUBROGATION

     Landlord and Tenant hereby mutually waive any claim against the other and its Agents for any loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by or results from perils covered by property insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such loss or damage, whether or not due to the negligence of the other party or its Agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 16 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

17.  SIGNS

     Tenant shall not place or permit to be placed in, upon, or about the Premises, the Building or the Project any exterior lights, decorations, balloons, flags, pennants, banners, advertisements or notices, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior the Premises without obtaining Landlord's prior written consent or without complying with Landlord's signage criteria, as the same may be modified by Landlord from time to time, and with all applicable Laws, and will not conduct, or permit to be conducted, any sale by auction on the Premises or otherwise on the Project. Notwithstanding the foregoing, Tenant shall not be required to remove any signs placed on the Premises in accordance with the terms of the Prior Lease. Tenant shall remove any sign, advertisement or notice placed on the Premises, the Building or the Project by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises, the Building or the Project caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises, the Building or the Project at Tenant's sole cost and expense.

18.  FREE FROM LIENS

     Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, attorneys' fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, the Building and the Project, from mechanics' and materialmen's liens. Tenant shall give to Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

19. ENTRY BY LANDLORD

      Tenant shall permit Landlord and Landlord's Agents to enter into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises or the Building as required or permitted of Landlord under the terms hereof, or for any other business purpose, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the sole active gross negligence or willful misconduct of Landlord); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or, during the last six (6) months of the Term, "for lease," signs. No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises. Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure in the case of an emergency and when Landlord otherwise deems such closure necessary; provided, however, that except in the case of an emergency, Landlord shall use reasonable efforts to avoid materially interfering with Tenant's use and occupancy of the Premises in the exercise of Landlord's rights under this sentence.

20. DESTRUCTION AND DAMAGE

      (a) If the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord shall, at Landlord's option:

          (i) In the event of total destruction (which shall mean destruction or damage in excess of twenty-five percent (25%) of the full insurable value thereof) of the Premises, elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the date (the "CASUALTY DISCOVERY DATE") Landlord obtains actual knowledge of such destruction. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

          (ii) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof) of the Premises for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Premises may be substantially repaired or restored to its condition existing immediately prior to such damage or destruction within one hundred eighty (180) days from the Casualty Discovery Date, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration requires longer than one hundred eighty (180) days or if the insurance proceeds therefor (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

          (iii) Notwithstanding anything to the contrary contained in this Paragraph, in the event of damage to the Premises occurring during the last twelve (12) months of the Term, Landlord may elect to terminate this Lease by written notice of such election given to Tenant within thirty (30) days after the Casualty Discovery Date.

     (b) If the Premises are damaged by any peril not covered by extended coverage insurance, and the cost to repair such damage exceeds any amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the Premises to Landlord, except that if the damage to the Premises materially impairs Tenant's ability to continue its business operations in the Premises, then this Lease shall be deemed to have terminated as of the date such damage occurred.

     (c) Notwithstanding anything to the contrary in this Paragraph 20, Landlord shall have the option to terminate this Lease, exercisable by notice to Tenant within sixty (60) days after the Casualty Discovery Date, in each of the following instances:

          (i) If more than twenty-five percent (25%) of the full insurable value of the Building or the Project is damaged or destroyed, regardless of whether or not the Premises are destroyed.

          (ii) If the Building or the Project or any portion thereof is damaged or destroyed and the repair and restoration of such damage requires longer than one hundred eighty (180) days from the Casualty Discovery Date.

          (iii) If the Building or the Project or any portion thereof is damaged or destroyed and the insurance proceeds therefor are not sufficient to cover the costs of repair and restoration.

          (iv) If the Building or the Project or any portion thereof is damaged or destroyed during the last twelve (12) months of the Term.

     (d) In the event of repair and restoration as herein provided, the monthly installments of Base Rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair or restoration, but only to the extent of rental abatement insurance proceeds received by Landlord; provided, however, that Tenant shall not be entitled to such abatement to the extent that such damage or destruction resulted from the acts or inaction of Tenant or Tenant's Agents. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

     (e) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the initial Building shell and tenant improvements, if any, constructed by Landlord in the Premises pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense, all interior improvements.

     (f) Tenant hereby waives the provisions of California Civil Code Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 20 shall govern exclusively in case of such destruction.

21.  CONDEMNATION

     (a) If twenty-five percent (25%) or more of either the Premises, the Building or the Project or the parking areas for the Building or the Project is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "CONDEMNATION"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If twenty-five percent (25%) or more of the Premises is taken and if the Premises remaining after such Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations, Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, to the extent of any Condemnation award received by Landlord, to substantially the same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent corresponding to the time during which, and to the portion of the floor area of the Premises (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration, as reasonably determined by Landlord. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any Condemnation or the repair or restoration of the Premises, the Building or the Project or the parking areas for the Building or the Project following such Condemnation, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or an part of the Premises, the Building, the Project or the parking areas and/or any inconvenience or annoyance occasioned by such Condemnation, repair or restoration. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, the Building or the Project or the parking areas for the Building or the Project, and any other applicable law now or hereafter enacted, are hereby waived by Tenant.

     (b) Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any Condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, that Tenant shall be entitled to receive any award separately allocated by the condemning authority to Tenant for Tenant's relocation expenses or the value of Tenant's Property (specifically excluding fixtures, Alterations and other components of the Premises which under this Lease or by law are or at the expiration of the Term will become the property of Landlord), provided that such award does not reduce any award otherwise allocable or payable to Landlord.

22.  ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not voluntarily or by operation of law, (i) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (ii) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that (A) Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, and (B) the proposed transfer is not an assignment or a sublease under a previous assignment or an existing sublease. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide (1) a fully completed Hazardous Materials Disclosure Certificate for such assignee or subtenant in the form of EXHIBIT B hereto, and (2) current and prior financial statements for the proposed assignee or subtenant, which financial statements shall be audited to the extent available and shall in any event be prepared in accordance with GAAP. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) terminate this Lease as of the commencement date stated in the proposed sublease or assignment, (2) sublease or take an assignment, as the case may be, from Tenant of the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, provided that such consent shall not be unreasonably withheld so long as Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. In the event Landlord elects to terminate this Lease or sublease or take an assignment from Tenant of the interest, or portion thereof, in the Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses (1) and (2), respectively, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement with such party on such terms a shall be acceptable to Landlord in its sole and absolute discretion, and

Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such lease or occupancy agreement.

     (b) Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following: (i) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in an manner which, is in keeping with the then character and nature of all other tenancies in the Project; (ii) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Building or the Project, and whether such use would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes a greater load upon the Premises and the Building and Project services then imposed by Tenant;
(iii) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and competitive business prospects of the proposed assignee or subtenant; and (iv) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease, if
(A) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 8(a) or (b) above or with any other lease which restricts the use to which any space in the Building or the Project may be put, or (B) the proposed assignment or sublease requires alterations, improvements or additions to the Premises or portions thereof.

     (c) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, the difference, if any, between (i) the Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and (ii) the rent and any additional rent payable by the assignee or sublessee to Tenant, less reasonable and customary market-based leasing commissions and reasonable legal fees, if any, incurred by Tenant in connection with such assignment or sublease, which commissions and fees shall, for purposes of the aforesaid calculation, be amortized on a straight-line basis over the term of such assignment or sublease. In any subletting undertaken by Tenant, Tenant shall list or offer the sublease premises at a rental rate not less than Landlord's then current asking-rate for similarly situated space in the Project (the "ASKING RATE") and shall diligently seek to obtain not less than the Asking Rate for the space so sublet. In any assignment of this Lease in whole or in part, Tenant shall list or offer the premises subject to such assignment at a rate not less than the Asking Rate and shall diligently seek to obtain from the assignee consideration reflecting a value of not less than Asking Rate for the space subject to such assignment. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

        (d) Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting).

        (e) Tenant shall pay Landlord's reasonable fees (including, without limitation, the fees of Landlord's counsel, not to exceed $1,000.00), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease.

        (f) Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Paragraph 22, Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises. In furtherance of the foregoing, Tenant acknowledges and agrees on behalf of itself and any assignee or subtenant claiming under it (and any such assignee or subtenant by accepting such assignment or sublease shall be deemed to acknowledge and agree) that no sub-subleases or further assignments of this Lease shall be permitted at any time.

        (g) Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 22 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

23. TENANT'S DEFAULT

        The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("DEFAULT"):

        (a) The vacation or abandonment of the Premises by Tenant for a period often (10) consecutive days or any vacation or abandonment of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse, or the failure of Tenant to continuously operate Tenant's business in the Premises, in each of the foregoing cases irrespective of whether or not Tenant is then in monetary default under this Lease. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

        (b) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of three (3) days after the same is due;

        (c) A general assignment by Tenant or any guarantor or surety of Tenant's obligations hereunder (collectively, "GUARANTOR") for the benefit of creditors;

        (d) The filing of a voluntary petition in bankruptcy by Tenant or any Guarantor, the filing by Tenant or any Guarantor of a voluntary petition for an arrangement, the filing by or against Tenant or any Guarantor of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by the creditors of Tenant or any Guarantor, said involuntary petition remaining undischarged for a period of sixty (60) days;

        (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

        (f) Death or disability of Tenant or any Guarantor, if Tenant or such Guarantor is a natural person, or the failure by Tenant or any Guarantor to maintain its legal existence, if Tenant or such Guarantor is a corporation, partnership, limited liability company, trust or other legal entity;

        (g) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment within the time periods and in the manner required by Paragraphs 29 or 30 or 41, and/or failure by Tenant to deliver to Landlord any financial statement within the time period and in the manner required by Paragraph 39;

        (h) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provision of Paragraph 22, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

        (i) Failure of Tenant to restore the Security Deposit to the amount and within the time period provided in Paragraph 7 above;

        (j) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in any other subparagraphs of this Paragraph 23, which shall be governed by such other Paragraphs), which failure continues for ten (10) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such ten (10) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph so long as Tenant thereafter diligently and continuously prosecutes the cure to completion and actually completes such cure within thirty (30) days after the giving of the aforesaid written notice;

        (k) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "CHRONIC DELINQUENCY" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any period of twelve (12) months. In the event of a Chronic delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at

Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance;

        (l) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or be reduced or materially changed, except as permitted in this Lease; and

        (m) Any failure by Tenant to discharge any lien or encumbrance placed on the Project or any part thereof in violation of this Lease within ten (10) days after the date such lien or encumbrance is filed or recorded against the Project or any part thereof.

        Tenant agrees that any notice given by Landlord pursuant to Paragraph 23(j) or (k) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

24. LANDLORD'S REMEDIES

        (a) TERMINATION. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

               (i) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

               (ii) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

               (iii) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation: (A) any costs or expenses incurred by
Landlord: (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants; (3) for leasing commissions, advertising costs and other expenses of reletting the Premises; or
(4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; (C) reimbursement of any previously waived or abated Base Rent or Additional Rent or any free rent or reduced rental rate granted hereunder; and (D) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions, or assumptions by Landlord of any of Tenant's previous lease obligations; plus

               (v) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

               (vi) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (i) and (ii) above, the "WORTH AT THE TIME OF AWARD" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (iii) above, the "WORTH AT THE TIME OF AWARD" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other pertinent present or future Law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

        (b) CONTINUATION OF LEASE. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided that Tenant has the right to sublet or assign, subject only to reasonable limitations). In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Paragraph 24(b), the following acts by Landlord will not constitute the termination of Tenant's right to possession of the Premises:

               (i) Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

               (ii) The appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease or in the Premises.

        (c) RE-ENTRY. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

        (d) RELETTING. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 24(c) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 24(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in Landlord's sole discretion. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (i) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (ii) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (iii) to the payment of any costs of such reletting; (iv) to the payment of the costs of any alterations and repairs to the Premises; (v) to the payment of Rent due and unpaid hereunder; and (vi) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

        (e) TERMINATION. No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 24 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

        (F) CUMULATIVE REMEDIES. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or bylaw or in equity.

        (G) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

25. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

        (a) Without limiting the rights and remedies of Landlord contained in Paragraph 24 above, if Tenant shall be in Default in the performance of any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, then Landlord may at Landlord's option, without any obligation to do so, and without notice to Tenant perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant or any of Tenant's Agents.

        (b) Without limiting the rights of Landlord under Paragraph 25(a) above, Landlord shall have the right at Landlord's option, without any obligation to do so, to perform any of Tenant's covenants or obligations under this Lease without notice to Tenant in the case of an emergency, as determined by Landlord in its sole and absolute judgment, or if Landlord otherwise determines in its sole discretion that such performance is necessary or desirable for the proper management and operation of the Building or the Project or for the preservation of the rights and interests or safety of other tenants of the Building or the Project.

        (c) If Landlord performs any of Tenant's obligations hereunder in accordance with this Paragraph 25, the full amount of the cost and expense incurred or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment by Landlord at the lower of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law.

26. ATTORNEYS' FEES

        (a) If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

        (b) Without limiting the generality of Paragraph 26(a) above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord actual attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

27. TAXES

        Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against Tenant's Property. If any Alteration installed by Tenant or any of Tenant's Property is assessed and taxed with the Project or Building, Tenant shall pay such taxes to Landlord within fifteen (15) days after delivery to Tenant of a statement therefor.

28. EFFECT OF CONVEYANCE

        The term "LANDLORD" as used in this Lease means, from time to time, the then current owner of the Building or the Project containing the Premises, so that, in the event of any sale of the Building or the Project, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the Building or the Project has assumed and agreed to carry out any and obligations of Landlord hereunder.

29. TENANT'S ESTOPPEL CERTIFICATE

        From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee, an Estoppel Certificate in substantially the form attached hereto as EXHIBIT C and with any other statements reasonably requested by Landlord or its designee. Any such Estoppel Certificate delivered pursuant to this Paragraph 29 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall, at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

30. SUBORDINATION

        This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases affecting the Building or the Project now or hereafter existing and each of the terms, covenants and conditions thereto (the "SUPERIOR LEASE(S)"), and to all mortgages which may now or hereafter affect the Building, the Project or any of such leases and each of the terms, covenants and conditions thereto (the "SUPERIOR MORTGAGE(S)"), whether or not such mortgages shall also cover other lands, buildings or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Paragraph shall be self-operative and no further instrument of subordination shall be required. Tenant shall promptly execute, acknowledge and deliver any reasonable instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; if Tenant fails to execute, acknowledge and deliver any such instrument within ten (10) business days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instrument for and on behalf of Tenant. Without limiting the foregoing, Tenant's failure to execute, acknowledge and deliver such instrument within the aforesaid time period shall constitute a Default hereunder. As used herein the lessor of a Superior Lease or its successor in interest is herein called "SUPERIOR LESSOR"; and the holder of a Superior Mortgage is herein called "SUPERIOR MORTGAGEE".

        Notwithstanding the foregoing terms of this Paragraph 30 if a Superior Lease or Superior Mortgage is hereafter placed against or affecting any or all of the Building or the Premises, Landlord shall use reasonable efforts to obtain an agreement from the holder thereof in form and substance acceptable to such holder, whereby such holder agrees that Tenant, upon paying the Base Rent and all of the Additional Rent and other charges herein provided for, and observing and complying with the covenants, agreements and conditions of this Lease on its part to be observed and complied with, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease (including any exercised renewal term), without hindrance or interference from anyone claiming by or through said Superior Mortgagee or Superior Lessor and that said Superior Mortgagee or Superior Lessor shall respect Tenant's rights under the Lease and, upon succeeding to Landlord's interest in the Building and Lease, shall observe and comply with all of Landlord's duties under the Lease.

        If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed (such party so succeeding to Landlord's rights herein called "SUCCESSOR LANDLORD"), then Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease (without the need for further agreement) and shall promptly execute and deliver any reasonable instrument that such Successor Landlord may reasonably request to evidence such attornment. This Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease, except to the extent such act or omission shall constitute a continuing Landlord default hereunder; (b) be subject to any offset, not expressly provided for in this Lease; or (c) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Base Rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Landlord (or its predecessor in interest).

31. ENVIRONMENTAL COVENANTS

        (a) Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("INITIAL DISCLOSURE CERTIFICATE"), a fully completed copy of which is attached hereto as EXHIBIT B and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate is true and correct and accurately describes the Hazardous Materials which will be manufactured, treated, used or stored on or about the Premises by Tenant or Tenant's Agents. Tenant shall, on each anniversary of the Commencement Date and at such other times as Tenant desires to manufacture, treat, use or store on or about the Premises new or additional Hazardous Materials which were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an "UPDATED DISCLOSURE CERTIFICATE") describing Tenant's then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in EXHIBIT B or in such updated format as Landlord may require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty (30) days prior to the date Tenant intends to commence the manufacture, treatment, use or storage of new or additional Hazardous Materials on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate or as otherwise approved by Landlord in writing in accordance with this Paragraph 31(a).

        (b) As used in this Lease, the term "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains: (i) any "hazardous substance" as now or hereafter defined in

Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under ("RCRA"); (iii) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (iv) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) lead and lead-containing materials; or (viii) any additional substance, material or waste (A) the presence of which on or about the Premises (1) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (2) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (3) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws.

        (c) As used in this Lease, the term "ENVIRONMENTAL LAWS" shall mean and include: (i) CERCLA, "RCRA" and TSCA; and (ii) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (C) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

        (d) Tenant agrees that during its use and occupancy of the Premises it will: (i) not (A) permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project; (ii) comply with all Environmental Laws relating to the Premises and the use of Hazardous Materials on or about the Premises and not engage in or permit others to engage in any activity at the Premises in violation of any Environmental Laws; and (iii) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Project relating to any Hazardous Materials or under any Environmental Laws or (B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Paragraph 31.

        (e) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with: (i) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (ii) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project.

        (f) Upon reasonable notice to Tenant, Landlord may inspect the Premises and surrounding areas for the purpose of determining whether there exists on or about the Premises any

Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. In the event (i) such inspections reveal the presence of any such Hazardous Material or other condition or activity in violation of the requirements of this Lease or of any Environmental Laws, or (ii) Tenant or its Agents contribute or knowingly consent to the presence of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project or exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Tenant agrees to give Landlord at least sixty (60) days' prior notice of its intention to vacate the Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

        (g) Landlord shall have the right, but not the obligation, prior or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Project in violation of Tenant's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. All costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Paragraph 31 shall be payable by Tenant upon demand.

        (h) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, and in a condition which complies with all Environmental Laws and any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Premises. Tenant's obligations and liabilities pursuant to the provisions of this Paragraph 31 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, and/or the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including, without limitation, all Environmental Laws, at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for normal wear and tear, including, without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "NORMAL WEAR AND TEAR" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, and/or the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Paragraph 34 of this Lease.

        (i) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises, the Building or the Project, liabilities and expenses (including attorneys' fees)) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Premises, the Building or the Project by Tenant or Tenant's Agents, or (ii) Tenant's breach of any provision of this Paragraph 31.

        (j) The provisions of this Paragraph 31 shall survive the expiration or earlier termination of this Lease.

32. NOTICES

        All notices and demands which are required or may be permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at Tenant's Address or Landlord's Address as specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party given as provided herein. Copies of all notices and demands given to Landlord shall additionally be sent to Landlord's property manager at the address specified in the Basic Lease Information or at such other address as Landlord may specify in writing from time to time. Notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused), if personally delivered, or one (1) business day following deposit with a reputable overnight courier that provides a receipt, or on the third (3rd) day following deposit in the United States mail in the manner described above.

33. WAIVER

        The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord in regard to any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

34. HOLDING OVER

        Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate equal to the greater of one hundred fifty percent (150%) of the fair market rental value for the Premises as determined by Landlord or two hundred percent (200%) of the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, that in no event shall any renewal or expansion option or other similar right or option contained in this Lease be deemed applicable to any such tenancy at sufferance. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of Paragraphs 10 and 31(h), Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

35. SUCCESSORS AND ASSIGNS

        The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

36. TIME

        Time is of the essence of this Lease and each and every term, condition and provision herein.

37. BROKERS

        Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party.

38. LIMITATION OF LIABILITY

        Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by
Landlord: (a) Tenant shall look solely to the then-current Landlord's interest in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord; (b) no other property or assets of Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them (collectively, the "LANDLORD PARTIES") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (c) no personal liability shall at any time be asserted or enforceable against the Landlord Parties; and (d) no judgment will be taken against the Landlord Parties. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

39. FINANCIAL STATEMENTS

        Within ten (10) days after Landlord's request, Tenant shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with GAAP.

40. RULES AND REGULATIONS

        Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and the Project. Such rules may include but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas; and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The then current rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations. Landlord's current rules and regulations are attached to this Lease as Exhibit A.

41. MORTGAGEE PROTECTION

        (a) MODIFICATIONS FOR LENDER. If, in connection with obtaining financing for the Project or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided that such modifications do not materially adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

        (b) RIGHTS TO CURE. Tenant agrees to give to any trust deed or mortgage holder ("HOLDER"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that, prior to such notice, Tenant has been notified, in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 41(b)), whichever shall last occur within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days; any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated.

42. ENTIRE AGREEMENT

        This Lease, including the Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

43. INTEREST

        Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord within ten (10) days from when the same is due shall bear interest from the date such payment was originally due under this Lease until paid at an annual rate equal to the maximum rate of interest permitted by law. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

44. CONSTRUCTION

        This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

45. REPRESENTATIONS AND WARRANTIES OF TENANT

        Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

        (a) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

        (b) Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

46. SECURITY

        (a) Tenant acknowledges and agrees that, while Landlord may engage security personnel to patrol the Building or the Project, Landlord is not providing any security services with respect to the Premises, the Building or the Project and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project.

        (b) Tenant hereby agrees to the exercise by Landlord and Landlord's Agents, within their sole discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and Landlord's Agents, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord or Landlord's Agents liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

47. JURY TRIAL WAIVER

        Tenant hereby waives any right to trial by jury with respect to any action or proceeding (a) brought by Landlord, Tenant or any other party, relating to (i) this Lease and/or any understandings or prior dealings between the parties hereto, or (ii) the Premises, the Building or the Project or any part thereof, or (b) to which Landlord is a party. Tenant hereby agrees that this Lease constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631, and Tenant does hereby constitute and appoint Landlord its true and lawful attorney-in-fact, which appointment is coupled with an interest, and Tenant does hereby authorize and empower Landlord, in the name, place and stead of Tenant, to file this Lease with the clerk or judge of any court of competent jurisdiction as a statutory written consent to waiver of trial by jury.

48. OPTION TO RENEW

        Tenant shall have one (1) option (the "RENEWAL OPTION") to extend the Term for a period of five (5) years beyond the Expiration Date (the "RENEWAL TERM"). The Renewal Option is personal to Tenant and may not be exercised by any sublessee or assignee, or by any other successor or assign of Tenant. The Renewal Option shall be effective only if Tenant is not in Default under this Lease, nor has any event occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. The Renewal Option must be exercised, if at all, by written notice (the "ELECTION NOTICE") from Tenant to Landlord given not more than twelve (12) months nor less than nine (9) months prior to the expiration of the initial Term. Except as hereinafter provided in this Paragraph 48, any such notice given by Tenant to Landlord shall be irrevocable. If Tenant fails to exercise the Renewal Option in a timely manner as provided for above, the Renewal Option shall be void. The Renewal Term shall be upon the same terms and conditions as the initial Term, except that the annual Base Rent during the Renewal Term (the "RENEWAL RATE") shall be equal to a rate specified by Landlord in writing and furnished to Tenant. Landlord shall endeavor to notify Tenant in writing (such notice being hereinafter referred to as the "RENEWAL RATE NOTICE") of the Renewal Rate for the Renewal Term within thirty
(30) days after Landlord's receipt of the Election Notice. Tenant shall have ten
(10) days after receipt of the Renewal Rate Notice (the "RESPONSE PERIOD") to advise Landlord whether or not Tenant accepts the Renewal Rate. If Tenant agrees to pay the Renewal Rate, then Landlord and Tenant shall promptly enter into an amendment to this Lease providing for the lease of the Premises by Tenant during the Renewal Term upon the terms stated in the Renewal Rate Notice. If Tenant does not agree to pay the Renewal Rate, Tenant shall have the right to rescind its Election Notice in writing within the Response Period and neither party shall have any further rights or obligations under this Paragraph 48. If Tenant fails to provide Landlord with written notice of rescission prior to the expiration of the Response Period, then Tenant shall be deemed to have agreed to pay the Renewal Rate. No further renewal option shall be available to Tenant at the end of the Renewal Term.

49. RIGHT OF FIRST OFFER

        (a) Subject to the terms of this Paragraph 49, Tenant shall have a recurring right of first offer (the "RIGHT OF FIRST OFFER") during the Term to lease space that becomes available during such period in the building commonly known as 1320 Orleans Drive, Sunnyvale, California (the "1320 BUILDING"). The Right of First Offer is personal to Tenant and may not be exercised by any sublessee or assignee, or by any other successor or assign of Tenant. The Right of First Offer shall be effective only if Tenant is not in Default under this Lease, nor has any event occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Right of First Offer or on the applicable Expansion Commencement Date (as hereinafter defined).

        (b) In the event that, during the Term, Landlord elects to market or offer to the public for lease any space in the 1320 Building (each such space being herein referred to as an "EXPANSION SPACE"), or Landlord receives a proposal to lease any Expansion Space which Landlord desires to accept (a "PROPOSAL"), Landlord shall notify Tenant in writing of the terms and conditions upon which Landlord would be willing to lease such Expansion Space to Tenant (each such written notice being herein referred to as an "EXPANSION SPACE AVAILABILITY NOTICE". Tenant shall thereafter have the right to lease such Expansion Space on the terms and conditions specified in the Expansion Space Availability Notice by written notice (an "EXPANSION NOTICE") to Landlord given not later than five (5) business days after Tenant's receipt of the Expansion Space Availability Notice. Notwithstanding anything herein to the contrary, Tenant's Right of First Offer shall not apply to, and Tenant shall have no right to Lease pursuant to this Paragraph 49, any space that Landlord elects to lease to a then-current tenant of the 1320 Building.

        (c) In the event Tenant fails to exercise its Right of First Offer with respect to any Expansion Space in a timely manner as provided herein, such Right of First Offer shall lapse and

Landlord shall thereafter have the right to lease such Expansion Space to any party or parties on terms deemed acceptable to Landlord in its sole and absolute discretion. If Tenant validly exercises such Right of First Offer, then (i) Tenant's lease of the applicable Expansion Space shall commence on a date (an "EXPANSION COMMENCEMENT DATE") specified in the Expansion Space Availability Notice, (ii) the Expansion Space shall be leased to Tenant upon the terms and conditions set forth in the applicable Expansion Space Availability Notice, and
(iii) except to the extent that the applicable Expansion Space Availability Notice provides a tenant improvement allowance or a tenant improvement loan to Tenant, the Expansion Space shall be delivered to Tenant in its "AS IS" condition on the Expansion Commencement Date, Tenant acknowledging and agreeing that Landlord shall have no obligation to improve, remodel or otherwise alter such Expansion Space prior to or after the Expansion Commencement Date, except to the extent expressly provided in the Expansion Space Availability Notice.

        (d) In the event Tenant exercises its Right of First Offer with respect to any Expansion Space, then from and after the applicable Expansion Commencement Date, the term "Premises," whenever used in this Lease, shall mean the original Premises demised under this Lease, any Expansion Space previously leased by Tenant and the Expansion Space then being leased.

        Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.

                    LANDLORD:           AETNA LIFE INSURANCE COMPANY,
                                        a Connecticut corporation

                                        By: UBS Brinson Realty Investors LLC
                                            Its Investment Advisor and Agent

                                            By:
                                               ---------------------------------
                                                       Cynthia Stevenin
                                                        Vice President

                    TENANT: MOLECULAR DEVICES CORPORATION, a California corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT A

                             RULES AND REGULATIONS

        This exhibit, entitled "Rules and Regulations," is and shall constitute Exhibit A to the Lease Agreement, dated as of the Lease Date, by and between landlord and Tenant for the Premises. The terms and conditions of this Exhibit A are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this Exhibit A have the meanings ascribed to such terms in the Lease.

        1. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord or the utility company providing service to the Building without the consent of Landlord.

        2. All window coverings installed by Tenant and visible from the outside of the building require the prior written approval of Landlord.

        3. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, except to the extent that Tenant is permitted to use the same under the terms of Paragraph 31 of the Lease.

        4. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

        5. Tenant shall not make any duplicate keys without the prior consent of Landlord.

        6. Tenant shall not park motor vehicles in designated parking areas after the conclusion of Tenant's normal daily business activity.

        7. No person shall go on the roof without Landlord's permission.

        8. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

        9. All goods, including material used to store goods, delivered to the Premises of Tenant A shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

        10. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

        11. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

        12. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

        13. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales of merchandise shall be allowed in the parking lots or other common areas.

        14. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the common areas.

                                    EXHIBIT B

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

        Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "PREMISES") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "LEASE AGREEMENT"), on an annual basis in accordance with the provisions of Paragraph 31 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

        Landlord:   Aetna Life Insurance Company
                    c/o UBS Brinson Realty Investors LLC
                    455 Market Street, Suite 1540
                    San Francisco, California 94105
                    Attention: Cynthia Stevenin
                    Phone: (415) 538-4800

        Name of (Prospective) Tenant: Molecular Devices Corporation

        Mailing Address:

        ------------------------------------------------------------------------
        Contact Person, Title and Telephone Number(s):

        ------------------------------------------------------------------------
        Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

        ------------------------------------------------------------------------
        Address of (Prospective) Premises:

        ------------------------------------------------------------------------
        Length of (Prospective) Initial Term:

        ------------------------------------------------------------------------

1. GENERAL INFORMATION:

                Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

2. USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

                Wastes                                   Yes [ ]        No [ ]
                Chemical Products                        Yes [ ]        No [ ]
                Other                                    Yes [ ]        No [ ]

                If Yes is marked, please explain:

        2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3. STORAGE TANKS AND SUMPS

        3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

                Yes [ ]             No [ ]

                If yes, please explain:

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

4. WASTE MANAGEMENT

        4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                Yes [ ]    No [ ]

        4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                Yes [ ]    No [ ]

                If yes, attach a copy of the most recent report filed.

5. WASTEWATER TREATMENT AND DISCHARGE

        5.1     Will your company discharge wastewater or other wastes to:

                ___ storm drain?        ___ sewer?

                ___ surface water?      ___ no wastewater or other wastes
                                            discharged.

                Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

                ----------------------------------------------------------------

                ----------------------------------------------------------------

        5.2     Will any such wastewater or waste be treated before discharge?

                Yes [ ]    No [ ]

                If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

                ----------------------------------------------------------------

                ----------------------------------------------------------------

6. AIR DISCHARGES

        6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

                Yes [ ]    No [ ]

                If yes, please describe:

                ----------------------------------------------------------------

                ----------------------------------------------------------------

        6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                ___ Spray booth(s)      ___ Incinerator(s)

                ___ Dip tank(s)         ___ Other (Please describe)

                ___ Drying oven(s)      ___ No Equipment Requiring Air Permits

                If yes, please describe:

                ----------------------------------------------------------------

                ----------------------------------------------------------------

        6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

7. HAZARDOUS MATERIALS DISCLOSURES

        7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("MANAGEMENT PLAN") or Hazardous Materials Business Plan and Inventory ("BUSINESS PLAN") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                Yes [ ]    No [ ]

                If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

        7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

                Yes [ ]    No [ ]

                If yes, please explain: ----------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

8. ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                Yes [ ]    No [ ]

                If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 31 of the Lease Agreement.

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

        8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                Yes [ ]    No [ ]

                If yes, describe any such lawsuits and attach copies of the complaint(s), cross complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 31 of the Lease Agreement.

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------


        8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

                Yes [ ]    No [ ]

                If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

9. PERMITS AND LICENSES

        9.1 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

        As used herein, "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C.
Section 9601 et seq.) or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA;

(c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (f) polychlorinated biphenyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (i) the presence of which on or about the Premises
(A) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (B) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or (C) which, if it emanated or migrated from the Premises, could constitute a trespass, or (ii) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "ENVIRONMENTAL LAWS" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment,
(iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

        The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 31 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name] __________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

MOLECULAR DEVICES CORPORATION,
a California corporation

By:
   -------------------------------------
Title:
      ----------------------------------
Date:
     -----------------------------------

                                   EXHIBIT C

                      FORM OF TENANT ESTOPPEL CERTIFICATE

   ________________________ (herein "TENANT") hereby certifies to
________________________ and its successors and assigns that Tenant leases from
_______________________ ("LANDLORD") approximately _____ square feet of space (the "PREMISES") in _____________ pursuant to that certain Lease Agreement dated ___________, _____ by and between Landlord and Tenant, as amended by
__________________________ (collectively, the "LEASE"), a true and correct copy of which is attached hereto as Exhibit A. Tenant hereby certifies to ___________________, that as of the date hereof:

   1. The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth in the introductory paragraph hereof.

   2. Tenant is in actual occupancy of the Premises under the Lease and Tenant has accepted the same. Landlord has performed all obligations under the Lease to be performed by Landlord, including, without limitation, completion of all tenant work required under the Lease and the making of any required payments or contributions therefor. Tenant is not entitled to any further payment or credit for tenant work.

   3. The initial term of the lease commenced ____________, _____ and shall expire ___________, ____. Tenant has the following rights to renew or extend the term of the Lease or to expand the Premises: ________________________.

   4. Tenant has not paid any rentals or other payments more than one (1) month in advance except as follows: _______________________.

   5. Base Rent payable under the Lease is ___________________________ Dollars ($________________). Base Rent and additional Rent have been paid through ________________, _____. There currently exists no claims, defenses, rights of set-off or abatement to or against the obligations of Tenant to pay Base Rent or Additional Rent or relating to any other term, covenant or condition under the Lease.

   6. There are no concessions, bonuses, free months' rent, rebates or other matters affecting the rentals except as follows: ___________________________.

   7. No security or other deposit has been paid with respect to the Lease except as follows: ___________________________________.

   8. Landlord is not currently in default under the Lease and there are no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a default of the Landlord under the Lease or entitle Tenant to offsets or defenses against the prompt payment of rent except as follows: ________________________________________. Tenant is not in default under any of the terms and conditions of the lease nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default.

      9. Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the lease, nor subleased any of the Premises nor permitted any person or entity to use the Premises except as follows:
______________________________________.

      10. Tenant has no rights of first refusal or options to purchase the property of which the Premises is a part.

      11. The Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises.

      Tenant acknowledges that the parties to whom this certificate is addressed will be relying upon the accuracy of this certificate in connection with their acquisition and/or financing of the Premises.

      IN WITNESS WHEREOF, Tenant has caused this certificate to be executed this ____ day of _________, ____.

                        TENANT:     ___________________________________________,

                                    a __________________________________________


                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________


                                      C-2